EXHIBIT 10.2

AMENDMENT NO. 1 TO HCP, INC. EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of September 1, 2015, by and between HCP, Inc. (the “Company”) and J. Justin Hutchens (“Executive”).

RECITALS

WHEREAS, the Company and Executive entered into an Employment Agreement effective on September 8, 2015 (the “Agreement”); and

WHEREAS, the Company and Executive now wish to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound hereby, agree as follows:

1.The “Effective Date” of the Agreement (as defined therein) is hereby amended to be September 1, 2015.

2.Except as expressly set forth in this Amendment, all of the provisions of the Agreement shall remain unchanged and in full force and effect.  After the date hereof, any reference to the Agreement shall mean the Agreement as amended or modified hereby.

3.This Amendment may be executed on separate counterparts, any one of which need not contain signatures of more than one party, but all of which taken together will constitute one and the same agreement. Signatures delivered by facsimile or “pdf” shall be effective for all purposes.

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IN WITNESS WHEREOF AND INTENDING TO BE LEGALLY BOUND THEREBY, the parties hereto have executed and delivered this Amendment as of the year and date first above written.

HCP, INC.

By:	/s/ Lauralee E. Martin
Lauralee E. Martin President and Chief Executive Officer

J. JUSTIN HUTCHENS

/s/ J. Justin Hutchens

Signature Page to Amendment (Hutchens)